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                             THIRD AVENUE VALUE FUND

                             THIRD AVENUE SMALL-CAP
                                   VALUE FUND


                              FIRST QUARTER REPORT
                                   (Unaudited)
                                  ------------
                                January 31, 1998

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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At January 31, 1998, the unaudited net asset value attributable to the 56,456,356 common shares outstanding of Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $31.50 per share. This compares with a net asset value of $31.37 per share at October 31, 1997, and a net asset value of $26.70 at January 31, 1997, both adjusted for subsequent distributions to shareholders. At February 23, 1998, the unaudited net asset value was $33.01 per share.


QUARTERLY ACTIVITY

During the first quarter of fiscal 1998, TAVF was relatively active on the buy side. Material transactions encompassed establishing 8 new positions, increasing holdings of 25 issues that already were in the Fund's portfolio and eliminating two issues.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

451,300 shares                      3Com Corp. Common Stock
                                    ("3Com Common")

365,000 shares                      Electronics for Imaging, Inc.
                                    Common Stock ("EFII Common")

236,086 shares                      ESG Re, Ltd. Common Stock
  (or L.P. equivalents)             ("ESG Common")

498,100 shares                      Protocol Systems, Inc. Common Stock
                                    ("Protocol Common")

326,700 shares                      SpeedFam International, Inc. Common
                                    Stock ("SpeedFam Common")

261,000 shares                      The Chuo Trust & Banking Co., Ltd.
                                    Common Stock ("Chuo Common")

887,000 shares                      The Long-Term Credit Bank of Japan,
                                    Ltd. Common Stock ("LTCB Common")

1,000,000 shares                    The Sakura Bank, Ltd. Common Stock
                                    ("Sakura Common")


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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS

$7,963,023                          Montgomery Ward Trade Claims
                                    ("Ward Trade Claims")

$50,000,000                         One year Japanese Yen Put Options
                                    ("JPY Put Option")

300,000 shares                      Alexander & Baldwin, Inc. Common
                                    Stock ("Alexander & Baldwin Common")

259,000 shares                      American Physicians Service Group,
                                    Inc. Common Stock ("American
                                    Physicians Common")

80,000 shares                       Boston Communications Group, Inc.
                                    Common Stock ("Boston
                                    Communications Common")

237,700 shares                      Electro Scientific Industries, Inc.
                                    Common Stock ("Electro Scientific
                                    Common")

119,100 shares                      Electroglas, Inc. Common Stock
                                    ("Electroglas Common")

949,650 shares                      FSI International, Inc. Common Stock
                                    ("FSI Common")

1,051,700 shares                    Glenayre Technologies, Inc. Common
                                    Stock ("Glenayre Common")

95,000 shares                       H.B. Fuller Co. Common Stock
                                    ("Fuller common")

400,000 shares                      Koger Equity, Inc. Common Stock
                                    ("Koger Common")

61,000 shares                       Leucadia National Corp. Common
                                    Stock ("Leucadia Common")

350,000 shares                      Mitsui Marine & Fire Insurance Co.,
                                    Ltd. Common Stock ("Mitsui Common")

341,200 shares                      NCR Corp. Common Stock
                                    ("NCR  Common")


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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

80,000 shares                       Physio-Control International Corp.
                                    Common Stock ("Physio-Control
                                    Common")

312,200 shares                      Planar Systems, Inc. Common Stock
                                    ("Planar Common")

25,000 shares                       Risk Capital Holdings, Inc. Common
                                    Stock ("Risk Capital Common")

602,700 shares                      Silicon Valley Group, Inc. Common
                                    Stock ("Silicon Valley Common")

150,000 shares                      Tecumseh Products Co. - Class A or
                                    Class B Common Stock ("Tecumseh
                                    Common")

1,651,000 shares                    The Chiyoda Fire & Marine Insurance
                                    Co., Ltd. Common Stock ("Chiyoda
                                    Common")

1,847,000 shares                    The Nissan Fire & Marine Insurance
                                    Co., Ltd. Common Stock ("Nissan
                                    Common")

1,395,000 shares                    The Sumitomo Marine & Fire
                                    Insurance Co., Ltd. Common Stock
                                    ("Sumitomo Common")

100,000 shares                      The Tokio Marine & Fire Insurance
                                    Co., Ltd. Sponsored ADR's ("Tokio
                                    Common")

1,577,000 shares                    The Yasuda Fire & Marine Insurance
                                    Co., Ltd. Common Stock ("Yasuda
                                    Common")

420,100 shares                      Veeco Instruments, Inc. Common
                                    Stock ("Veeco Common")

                                    POSITIONS ELIMINATED

$30,420,425                         Inverse Floaters

146,300 shares                      Piper Jaffray Companies Inc.
                                    Common Stock ("Piper Common")


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During the quarter  just ended,  there were severe bear markets for two industry groups which I believe have brilliant long-term potentials: U.S. high-tech and Japanese non-life insurance. The Fund used these market dips to acquire various common stock issues either for the first time or to expand its investments in issues already held in the portfolio. These acquisitions during the quarter encompassed 3Com Common, EFII Common, Protocol Common, SpeedFam Common, American Physicians Common, Boston Communications Common, Electro Scientific Common, Electroglas Common, Glenayre Common, NCR Common, Physio-Control Common, Planar Common, Silicon Valley Common and Veeco Common, all high-tech companies. Third Avenue also increased its common stock positions in Chiyoda, Mitsui, Nissan, Sumitomo and Tokio, all Japanese non-life insurers.

Since TAVF expanded its position in Japanese equities materially, it seemed to make sense to also expand the Fund's currency hedge between the Japanese Yen on the one hand and the U.S. Dollar on the other. Accordingly, TAVF during the quarter acquired an additional JPY Put Option.

An issue acquired de novo during the quarter was ESG Common, where shares were acquired through a Private Placement, although the company subsequently made an Initial Public Offering of shares. ESG reinsures medical coverages. The Fund also increased existing positions in Ward Trade Claims, Alexander & Baldwin Common, Fuller Common, Koger Common, Leucadia Common, Risk Capital Common and Tecumseh Common.

One of the Fund's more successful investment programs occurred in the early 1990's when TAVF acquired the common stocks of U.S. depository institutions at prices representing discounts from adjusted net asset value of 20% to 30%, and where the institutions, for regulatory purposes, became well capitalized either on their own, or because equity capital was being infused into the banks by Third Avenue and others. TAVF would like to try to replicate its early 1990's experience in the U.S. in Japan in 1998. During the quarter, TAVF got its feet wet in Japanese depository institutions through small open-market purchases of Chuo Common, LTCB Common and Sakura Common.

It seems problematical that TAVF will be able to make large scale investments into Japanese banks simply because there seems to be a reluctance to sell equity to TAVF at prices substantially below adjusted net asset value. However, we continue discussions with Japanese banks. Everyone seems to appreciate that, for Japan, TAVF money to solve the banking crisis is better than most other money from outside the country. Third Avenue only seeks attractive investments for its money. Others, say



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Citicorp or  Barclays,  would seek  control,  or  elements of control;  still an anathema in the Japanese culture.

I continue to believe that the Fund can do an adequate job of "due diligence" so that equity investments in Japanese banks would be reasonably safe. However, in no way would such investments be as "safe and cheap" as TAVF's positions in Japanese nonlife insurers, all of which seem to be grossly overcapitalized, and whose common stocks seem to be selling on average at, at least, a 50% discount from adjusted net asset value.

Japanese bank common stocks, though, might be a considerably more dynamic investment than Japanese non-life common stocks. The more I deal with non-life managements, the more I conclude that they are less than ideal managements from an outside, passive, stockholder's point of view. These managements seem to be strictly operations oriented, virtually oblivious to the terrific liquid resources they hold as the only capital rich financial institutions in an economy where all other financial institutions seem to be capital short. Also, managements tend to think, and act, only in terms of benefits to the company, itself, regardless of the effects on outside stockholders. A prime example of this is well-capitalized Mitsui which this month raised additional capital by marketing $320 million of a new issue of Mitsui Common at a discount of about 57% from net asset value, where net asset value is computed by using market prices to value the Mitsui portfolio.

Hopefully, globalization and "Big Bang" reforms in Japan will result in non-life managements adopting less parochial views about managing their businesses. Mitsui management reminds me a lot of the highly competent operating managements in control of many extremely well-capitalized U.S. companies in the early 1960's. As the U.S. capital markets became more efficient, these managements became more stockholder conscious and more conscious of using the company's surplus resources more productively. Perhaps similar things will occur for the Japanese non-life insurance industry in the years just ahead. If so, TAVF will have made quite judicious investments into the industry in 1997 and 1998.
Unfortunately, there are no guaranties, and there may not even be accurate guesses.

The Fund finished exiting from Inverse Floaters during the quarter. The Inverse Floaters proved to be a highly satisfactory investment. TAVF also eliminated its holdings of Piper Common, another investment that provided Third Avenue with a much above-average return. Piper is in the process of being acquired by U.S. Bancorporation. Our early sale of Piper Common brings home forcefully my view that TAVF analyses work a lot better on the buy side than they do on the sell side.


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Third  Avenue is going to  continue  to be a low  turnover  buy and hold fund --
i.e., a reluctant seller. The Fund sells in the open market, rather than waiting for a takeover, when management suspects there might be a permanent impairment of capital. Occasionally, TAVF does make a good sale, such as Apple Computer common stock. More often, though, and especially for large cap companies, the Fund sold prematurely; - i.e., Piper, Digital Equipment Corp. and Kemper Financial. Over the years, Fund performance has been pretty good. However, I suspect, but don't really know, that performance might have been even better if Third Avenue had never sold anything in the open market. I suspect, further, that the Fund's buy criteria are so conservative that the sell side should continue to be used quite sparingly.

During the last quarter, I was asked to address the Seventh Annual Graham & Dodd breakfast sponsored by the Columbia University Graduate School of Business. Below is a reprint covering my talk at the breakfast.


GRAHAM & DODD BREAKFAST

November 13, 1997

I am especially honored to be a speaker at Columbia Business School's Seventh Annual Graham & Dodd Breakfast. The writings of Benjamin Graham and David Dodd in Security Analysis and The Intelligent Investor have had such a dramatic influence on me: the way I invest; the way I think about finance.

Graham & Dodd, in the broad scheme of financial analysis, seems to be a case of arrested development. Since the early 1960's, Modern Capital Theory as embodied in the Efficient Market Hypothesis (EMH) and Efficient Portfolio Theory (EPT) has taken over corporate finance. Graham & Dodd fundamentalism has virtually disappeared so that the financial world seems utterly bereft of the important scholarship that ought to exist to build upon the framework contained in the works of Graham & Dodd (and probably Dewing and others before Graham & Dodd).

It is a shame that Graham & Dodd have been shunted aside for the last 30 years or so. EMH and EPT are not at all useful tools for most value analysis, other than risk arbitrage analysis, a small sized offshoot of value analysis. EMH and EPT seem to be strictly technical-chartist approaches to studies of securities while Graham & Dodd place some emphasis on fundamental analysis. A technical-chartist approach is one where conclusions about securities are drawn from studying the prices of securities and the behavior of securities markets. Fundamentalism exists insofar as there is a focus (even though not always an exclusive focus) on gaining insight into matters internal to the firm which contribute to an assessment of the dynamics of


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the  firms as well as the  private,  and/or  takeover  values  of the  business.
Fundamentalism also involves obtaining an understanding of the specific terms existing for securities issued by a company.

EMH is a preferred approach useful where two "special case" conditions exist in concert:

     1) the solitary goal of a passive, non-control, "investor" is to maximize a risk-adjusted total return consistently. Consistently means all the time. (It seems to me, as it did to Benjamin Graham, that most people or institutions trying to outperform, or even just equal, a market consistently are best described as short term speculators, not investors).

     2) The securities to be analyzed are best analyzed by reference to a very limited number of computer programmable variables. Such securities seem limited to the following:

         a)  credit instruments without credit risk, e.g., U.S. Treasuries.

         b)  derivative securities including options and convertibles.

         c) risk arbitrage securities, i.e., workout securities where the amount of workout value is relatively determinant and where the timing of the workout is also relatively determinant;--something that tends to be the case after, say, the public announcement of a merger.

The funny thing about Graham & Dodd is that lots of people talk about Graham & Dodd, but very few people seem to have actually read the earlier editions of Security Analysis or The Intelligent Investor.

In terms of equity investments, Graham & Dodd have given outside passive investors a series of terrific caveats by which to live if the investor really does not know very much about the company with which the investor is involved, or the specific securities issued by that company. The Graham & Dodd caveats provide a margin of safety.

I believe though that, today, unlike the Graham & Dodd period, public disclosures have gotten so good that it is now possible for an outsider who is not a very, very short term trader to know much about many companies just from the public record. Most of the improvements in public disclosures seem to have occurred subsequent to the publication of the pre-1988 editions of Security Analysis. There has been a disclosure revolution in this country which I trace to the Securities Acts Amendments of 1964. Now an outsider, who is a buy and hold investor trained in funda-


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mental  analysis,  can know an awful lot about an awful lot of companies just by relying on the public record. For example, look at the overall success in earning excess returns for those involved in hostile takeovers from the 1970's onward. In hostiles, all you have is the public record. Using inside information to acquire securities in a hostile is almost always a "show stopper".

However, after 1964, there seems to have been little or no scholarship to advance fundamentalism beyond Graham & Dodd. All academics seemed to have focused on EMH and EPT. My fellow speaker, Seth Klarman, wrote a book on fundamental analysis, MARGIN OF SAFETY, and I wrote a book on fundamental analysis, THE AGGRESSIVE CONSERVATIVE INVESTOR. Almost nobody bothered to read either book.

Graham & Dodd were less good in their approach to credit analysis than they were in their approach to equity analysis. Graham & Dodd's credit analysis essentially involved gauging the prospects of whether or not a money default might occur for any debt issue in a corporate capitalization. The analysis was basically quantitative with an emphasis on overall coverage. My fundamental credit analysis, on the other hand, involves the assumption that a money default will occur and then gauging how the security will work out either in an out-of-court restructuring or a Chapter 11. For this type of approach, analysis of debt covenants become crucial, and coverage is measured at various levels of seniority and not on an overall basis (unless you are looking at the most junior issue in a company's debt capitalization).

It seems to me that the most successful people in the financial community - control buyers such as Warren Buffett, Carl Icahn, Ron Perelman and Richard Rainwater - approach securities analysis quite differently from Graham & Dodd or EMH theorists. In investing passively, I try to emulate these control buyers. These successful people analyze what a business is worth and what its dynamics might be; all done from the bottom-up. They then stop. The focus in Graham & Dodd and EMH is different. The Graham & Dodd and EMH goals are to predict where a security will sell in a market populated by outside, passive minority investors. Compared with the best investors, Graham and Dodd seem to carry a lot of excess analytical baggage. This excess baggage is mostly irrelevant to determining an underlying business value. Among these extraneous factors that are irrelevant to valuing a business' fundamentals are the following:

      1)  Dividend policy;

      2)  Macro market factors;

      3)  General level of interest rates; and

      4)  Technical factors such as supply and demand for marketable securities.


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Graham & Dodd,  along  with  EMH,  undertake  virtually  all their  analysis  of companies whose common stocks are publicly traded (other than investment companies whose assets consist of marketable securities) based on a strict going concern assumption. It is assumed that the company being analyzed will continue to operate in the same industry it always has been in, financed the way the business has always been financed, managed as it has traditionally been managed, controlled as it has been controlled and owned as it has been owned. I am convinced that the strict going concern assumption is unrealistic. Few, if any, companies are going to go as long as 5 years without being engaged in mergers
and  acquisitions,  massive  refinancings  and  restructurings,   massive  asset
redeployments, changes in control, and liquidations, in whole or in part. Until the early 1990's, the strict going concern assumption seems to have been accurate for the electric utility industry but in few other places. The strict going concern assumption is no longer accurate even for electric utilities.

A logical concomitant of the strict going concern assumption is that the past earnings record, or in the case of EMH, the past cash flow record, is the best indicator of what future results will be for the company. Thus, there is a belief in the primacy of earnings, or cash flow, as determinants of corporate value. This emphasis on flows, whether cash or earnings, denigrates in importance two other areas where corporate values are created:

         a) conversion of assets to other uses and other ownership coupled with refinancings.

         b) having access to capital markets, either debt or equity, on super attractive bases.

In our fundamental analysis of equities, we do not place much emphasis on predicting the future. Rather we try to buy what is safe and cheap. The companies in whose equities we invest are supposed to have four characteristics:

     1) Exceptionally strong financial position as measured by an absence of liabilities either on balance sheet or off balance sheet; the presence of high quality assets such as surplus cash; and/or the presence of operations that generate unencumbered cash flows available to service the capitalization, e.g., money management firms.

     2) Reasonable managements from the outside stockholders' point of view (This is the toughest area for us in most analyses).

     3) An understandable business, which in each case means complete public filings, especially with the SEC, and reliable audits useful to us as objective benchmarks which we treat as tools of analysis. We use financial statements, not because they are Truth, but rather because they are Objective Benchmarks.


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     4) We try to pay no more  than 50 cents  for each $1 we  think  the  common stock would be worth were the company a private business or a take-over candidate.

There are trade-offs involved in following our approach. In almost all cases when we acquire a security, the near term earnings outlook is terrible. Managements of the companies whose common stocks are in our portfolios tend to be non-promotional and highly conservative, willing in up periods to sacrifice returns on equity and returns on assets for safety. The markets for many securities we own are relatively illiquid.

There are two important respects in which I would like to distinguish Graham & Dodd from EMH:

EMH is information unconscious. EMH theory is that in order to outperform a market, an investor has to have superior information. Graham & Dodd, in contrast, are right on the money in their premise that the route to investment success is to use the available information in a superior manner. As technician-chartists, EMH people seem to have no conception of what corporate information is and how it is used. Some of them even seem to think that Algebra is more important than Financial Accounting. In the preface to a leading EMH text, Principles of Corporate Finance by Brealy and Myers, there appears this statement, "There are no ironclad prerequisites for reading this book except algebra and the English language. An elementary knowledge of accounting, statistics and microeconomics is helpful, however."

EMH is price unconscious. Market price in EMH represents a universal equilibrium establishing business values for all purposes. Graham & Dodd, on the other hand point out that market prices can be too high or too low; or to paraphrase Ben Graham, Mr. Market is an extremely emotional fellow, subject to frequent fits of irrationality. The EMH view seems summarized by the statement of William F. Sharpe, a Nobel Laureate, in the Third Edition of his book, Investments, "Every security's price equals its investment value at all times." If Bill Sharpe really believes that, I own a bridge to Brooklyn which I would like to sell to him.

I will write you again when the semi-annual report is published.


Sincerely yours,


/s/Martin J. Whitman
--------------------
Martin J. Whitman
Chairman of the Board


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                               Third Avenue Trust
                             Third Avenue Value Fund
                            Portfolio of Investments
                               at January 31, 1998
                                   (Unaudited)

               Principal                                                            % of
                Amount($)   Issues                                     Value      Net Assets
--------------------------------------------------------------------------------------------
Asset Backed Securities - 2.23%
               5,000,000    Arcadia Automobile Receivables Trust
                            Series 1997-C A3, Subordinated Bond,
                            6.25% due 11/15/01                      $  5,046,450
              13,402,456    Honda Auto Receivables Grantor Trust
                            Series 1997-A A, Subordinated Bond,
                            5.85% due 2/15/03                         13,419,879
               1,446,149    Olympic Automobile Receivables Trust
                            Series 1995-E CTFS, Subordinated Bond,
                            5.95% due 6/15/02                          1,446,067
              12,500,000    Standard Credit Card Master Trust
                            Series 1993-3 A, Subordinated Bond,
                            5.50% due 2/7/00                          12,483,000
               3,103,736    The Money Store Home Equity Trust
                            Series 1992-A A, 6.95% due 1/15/07         3,171,180
               4,097,165    The Money Store Home Equity Trust
                            Series 1995-B A3, 6.65% due 1/15/16        4,158,318
                                                                     -----------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $39,519,170)                        39,724,894     2.23%
                                                                     -----------
--------------------------------------------------------------------------------------------
Bank and Other Debt - 0.87%
Oil            1,645,313    Cimarron Petroleum Corp.(c)(d)             1,664,539     0.09%
                                                                     -----------
Retail           295,370    Lechmere, Inc. Trade Claim(c)                 17,722
              13,000,000    Montgomery Ward Series I  8.37%,
                            7/15/02(c)*                                4,030,000
               8,571,364    Montgomery Ward Series C 9.24%,
                            3/15/03(c)*                                2,657,123
              10,000,000    Montgomery Ward Series F 9.81%,
                            3/15/03(c)*                                3,100,000
              14,852,918    Montgomery Ward Trade Claim(c)             4,010,288
                                                                     -----------
                                                                      13,815,133     0.78%
                                                                     -----------
                            TOTAL BANK AND OTHER DEBT
                            (Cost $19,691,237)                        15,479,672
                                                                     -----------




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                               Third Avenue Trust
                             Third Avenue Value Fund
                            Portfolio of Investments (continued)
                               at January 31, 1998
                                   (Unaudited)


                       Principal                                                      % of
                       Amount($)  Issues                                   Value   Net Assets
----------------------------------------------------------------------------------------------
Corporate Bonds - 0.41%
Foreign Issuers -      6,428,575  CGA Special Account Trust(b)(c)       $  6,428,575    0.36%
Bermuda                                                                  -----------

Membership Sports &    1,064,267  Thousand Trails, Inc.,
Recreation Clubs                  Pay-In-Kind Notes 12%, 7/15/03             968,482    0.05%
                                                                         -----------
                                  TOTAL CORPORATE BONDS
                                  (Cost $7,461,481)                        7,397,057
                                                                         -----------
----------------------------------------------------------------------------------------------
Government Agency Bonds (Collateralized Mortgage Obligations) - 9.32%

Planned Amortization   3,863,757  Fannie Mae
Classes                           Series X-188A E, 5.40% due 7/25/03       3,849,615
                      23,500,000  Fannie Mae
                                  Series 1993-78 D, 5.95% due 5/25/05     23,517,860
                       5,000,000  Fannie Mae
                                  Series 1993-131 C, 5.75% due 6/25/06     4,992,550
                      10,000,000  Fannie Mae
                                  Series 1993-174 D, 6.00% due 7/25/06     9,998,500
                      16,875,000  Fannie Mae
                                  Series 1993-191 PE, 5.80% due 9/25/06   16,858,631
                       6,581,974  Fannie Mae
                                  Series 1994-41 PD, 5.75% due 4/25/15     6,563,808
                       5,000,000  Freddie Mac
                                  Series 1580 N, 5.85% due 7/15/04         5,007,300
                      41,932,593  Freddie Mac
                                  Series 1679 A, 5.25% due 9/15/06        41,653,742
                       6,000,000  Freddie Mac
                                  Series 1998 PN, 6.25% due 7/15/14        6,047,580
                      20,000,000  Freddie Mac
                                  Series 1978 PA, 6.30% due 8/15/16       20,178,200
                      12,000,000  Freddie Mac
                                  Series 1547 PE, 6.00% due 3/15/17       12,042,840
                      10,000,000  Freddie Mac
                                  Series 1610 PE, 6.00% due 4/15/17       10,035,800
                       4,900,722  Freddie Mac
                                  Series 2007 CA, 7.50% due 9/15/23        4,983,887
                                                                         -----------
                                  TOTAL GOVERNMENT AGENCY BONDS
                                  (Cost $165,267,284)                    165,730,313   9.32%
                                                                         -----------



                                     [LOGO]


                               Third Avenue Trust
                             Third Avenue Value Fund
                            Portfolio of Investments (continued)
                               at January 31, 1998
                                   (Unaudited)

                                                                                        % of
                       Shares     Issues                                  Value     Net Assets
----------------------------------------------------------------------------------------------
Common Stocks and Warrants - 55.10%
Annuities &            163,300    John Nuveen & Co., Inc. Class A       $ 5,368,487
Mutual Fund            408,000    Liberty Financial Companies, Inc.      13,795,500
Management & Sales     450,000    SunAmerica, Inc.                       18,084,375
                                                                        -----------
                                                                         37,248,362     2.09%
                                                                        -----------

Apparel Manufacturers  150,000    Kleinerts, Inc.(a)(c)                   2,700,000     0.15%
                                                                        -----------
Banking-Japan          261,000    The Chuo Trust & Banking Co., Ltd.        751,301
                       887,000    The Long-Term Credit
                                  Bank of Japan, Ltd.                     1,993,650
                     1,000,000    The Sakura Bank, Ltd.                   3,746,055
                                                                        -----------
                                                                          6,491,006     0.36%
                                                                        -----------

Bermuda Based          838,710    CGA Group, Ltd.(a)(b)(c)                4,193,550
Financial Institutions  91,999    Cobalt Holdings, LLC (c)                      920
                       118,449    ESG Re, Ltd.(a)(c)                      2,887,194
                        85,917    LaSalle Re Holdings, Ltd.               2,910,438
                       912,442    St. George Holdings, Ltd.
                                  Class A(a)(b)(c)                           91,244
                         7,549    St. George Holdings, Ltd.
                                  Class B(a)(b)(c)                              755
                                                                        -----------
                                                                         10,084,101     0.57%
                                                                        -----------

Building Products       44,000    Central Sprinkler Corp.(a)                836,000
& Related              125,000    Cummins Engine Co., Inc.                6,687,500
                       145,000    H.B. Fuller Co.                         7,612,500
                       124,400    Tecumseh Products Co. Class A(b)        5,940,100
                       417,300    Tecumseh Products Co. Class B(b)       20,447,700
                                                                        -----------
                                                                         41,523,800     2.33%
                                                                        -----------

Business Development    43,200    Capital Southwest Corp.                 3,888,000     0.22%
Companies                                                               -----------



                                     [LOGO]


                               Third Avenue Trust
                             Third Avenue Value Fund
                            Portfolio of Investments (continued)
                               at January 31, 1998
                                   (Unaudited)


                                                                                      % of
                       Shares     Issues                                  Value     Net Assets
----------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)
Computers,  Networks   451,300    3Com Corp.(a)                         $ 14,921,106
& Software             365,000    Electronics for Imaging, Inc.(a)         6,113,750
                       391,200    NCR Corp.(a)                            11,760,450
                       100,000    Novell, Inc.(a)                            706,250
                                                                         -----------
                                                                          33,501,556     1.88%
                                                                         -----------

Depository Institutions 53,000    Astoria Financial Corp.                  2,722,875
                       147,034    Bankers Trust New York Corp.            15,337,484
                       218,500    Carver Bancorp, Inc.(b)                  3,113,625
                        62,500    First Colorado Bancorp, Inc.             1,546,875
                       149,227    Golden State Bancorp., Inc.(a)           4,933,818
                        53,480    Golden State Bancorp., Inc. Warrants,
                                  8/21/00(a)                               1,176,560
                        20,000    Letchworth Independent
                                  Bancshares Corp.                         1,025,000
                       155,952    Marshall & Ilsley Corp.                  8,674,830
                        34,783    Peoples Heritage Financial Group, Inc.   1,495,669
                                                                         -----------
                                                                          40,026,736    2.25%
                                                                         -----------

Financial Insurance    200,000    Ambac Financial Group, Inc.              9,512,500
                       223,900    CapMAC Holdings Inc.                     6,884,925
                       244,100    Enhance Financial Services Group, Inc.  13,578,062
                       750,000    Financial Security Assurance
                                  Holdings Ltd.                           35,859,375
                       240,000    MBIA Inc.                               15,540,000
                                                                         -----------
                                                                          81,374,862    4.58%
                                                                         -----------

Food Manufacturers     328,000    J & J Snack Foods Corp.(a)               4,674,000
& Purveyors             95,000    Premark International, Inc.              2,654,063
                       172,200    Sbarro, Inc.                             5,047,613
                       109,100    Weis Markets, Inc.                       3,811,681
                                                                         -----------
                                                                          16,187,357    0.91%
                                                                         -----------


                                     [LOGO]


                               Third Avenue Trust
                             Third Avenue Value Fund
                            Portfolio of Investments (continued)
                               at January 31, 1998
                                   (Unaudited)

                                                                                       % of
                       Shares   Issues                                        Value  Net Assets
-----------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)
Holding Companies     50,000    Aristotle Corp.(a)                       $   243,750
                      21,400    White River Corp. (a)                      1,701,300
                                                                         -----------
                                                                           1,945,050    0.11%
                                                                         -----------
Insurance Holding    189,978    ACMAT Corp. Class A (a)(b)                 3,288,994
Companies            803,669    Danielson Holding Corp.(a)(b)(c)           6,328,893
                      50,000    Fund American Enterprises
                                Holdings, Inc.                             6,575,000
                     161,000    Leucadia National Corp.                    5,584,688
                     409,700    Risk Capital Holdings, Inc.(a)             9,115,825
                       5,490    Sen-Tech International
                                Holdings, Inc.(a)(c)                       2,098,827
                                                                         -----------
                                                                          32,992,227    1.86%
                                                                         -----------
Life Insurance       434,536    ReliaStar Financial Corp.                 18,033,244    1.01%
                                                                         -----------
Manufactured Housing  89,000    Liberty Homes, Inc. Class A                  801,000
                      40,000    Liberty Homes, Inc. Class B                  380,000
                      13,500    Palm Harbor Homes, Inc.(a)                   435,375
                                                                         -----------
                                                                           1,616,375    0.09%
                                                                         -----------
Medical Supplies      81,400    Acuson Corp.(a)                            1,373,625
& Services           342,300    Datascope Corp.(a)                         7,830,112
                     348,500    Physio-Control International Corp.(a)      6,142,313
                     498,100    Protocol Systems, Inc.(a)                  4,296,113
                      90,750    St. Jude Medical, Inc.(a)                  2,949,375
                                                                         -----------
                                                                          22,591,538    1.27%
                                                                         -----------
Membership Sports    237,267    Thousand Trails, Inc.(a)                     978,726    0.06%
& Recreation Clubs                                                         -----------

Mortgage Insurance   152,800    CMAC Investment Corp.                      9,530,900    0.54%
                                                                         -----------
Motor Vehicles &      50,000    Ford Motor Co.                             2,550,000    0.14%
Cars' Bodies                                                             -----------

Non-Life           4,594,000    Mitsui Marine & Fire
Insurance-Japan                 Insurance Co., Ltd.                       25,940,871




                                     [LOGO]


                               Third Avenue Trust
                             Third Avenue Value Fund
                            Portfolio of Investments (continued)
                               at January 31, 1998
                                   (Unaudited)

                                                                                       % of
                       Shares   Issues                                        Value  Net Assets
-----------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)
Non-Life            4,302,000    The Chiyoda Fire & Marine
Insurance-Japan                  Insurance Co., Ltd.                     $ 15,945,891
(continued)         4,379,000    The Nissan Fire & Marine
                                 Insurance Co., Ltd.                       16,265,836
                    3,246,000    The Sumitomo Marine & Fire
                                 Insurance Co., Ltd. (a)                   20,914,675
                      850,000    The Tokio Marine & Fire
                                 Insurance Co., Ltd., Sponsored ADR        47,175,000
                    2,000,000    The Yasuda Fire & Marine
                                 Insurance Co., Ltd.                       11,214,506
                                                                           ----------
                                                                          137,456,779   7.73%
                                                                           ----------

Real Estate           500,000    Alexander & Baldwin, Inc.                 14,062,500
                       31,000    Consolidated-Tomoka Land Co.                 552,188
                      206,400    Forest City Enterprises, Inc. Class A     11,055,300
                        3,750    Forest City Enterprises, Inc. Class B        201,562
                      880,336    Koger Equity, Inc.                        20,027,644
                          846    Public Storage, Inc.                          27,812
                      163,200    St. Joe Corp.                              5,793,600
                    3,045,508    Tejon Ranch Co. (b) (c)                   58,856,574
                                                                          -----------
                                                                          110,577,180   6.22%
                                                                          -----------

Security Brokers,     223,600    Jefferies Group, Inc.                      8,608,600
Dealers &             446,666    Legg Mason, Inc.                          22,082,050
Flotation             787,500    Raymond James Financial, Inc.             27,267,188
Companies             161,941    Ryan, Beck & Co., Inc.                     1,336,013
                                                                          -----------
                                                                           59,293,851   3.33%
                                                                          -----------

Semiconductor          25,000    AG Associates, Inc. (a)                      100,000
Equipment             400,000    Applied Materials, Inc. (a)               13,125,000
Manufacturers         793,400    Electro Scientific
                                   Industries, Inc. (a) (b)                24,595,400
                    1,189,100    Electroglas, Inc. (a) (b)                 17,241,950
                    2,483,900    FSI International, Inc. (a) (b)           29,651,556
                      369,200    KLA-Tencor Corp. (a)                      13,845,000
                      300,000    Photronics, Inc. (a)                       6,900,000



                                     [LOGO]


                               Third Avenue Trust
                             Third Avenue Value Fund
                            Portfolio of Investments (continued)
                               at January 31, 1998
                                   (Unaudited)

                                                                                       % of
                  Shares   Issues                                        Value      Net Assets
-----------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)
Semiconductor  1,154,600    Silicon Valley Group, Inc. (a)               $  25,834,175
Equipment        326,700    SpeedFam International, Inc. (a)                 7,779,544
Manufacturers    638,800    Veeco Instruments, Inc. (a)                     14,373,000
(continued)      262,500    Zygo Corp. (a)                                   3,937,500
                                                                           -----------
                                                                           157,383,125   8.85%
                                                                           -----------

Small-Cap        108,750    AFC Cable Systems, Inc. (a)                      3,099,375
Technology       459,000    American Physicians Service
                              Group, Inc. (a)                                3,155,625
                 127,000    Analogic Corp.                                   4,572,000
                 455,400    Boston Communications Group, Inc. (a)            3,073,950
                 168,500    Evans & Sutherland Computer Corp. (a)            4,802,250
                  81,500    FDP Corp.                                          835,375
               1,324,200    Glenayre Technologies, Inc. (a)                 17,462,888
                 140,600    H & Q Life Sciences Investors                    1,871,738
                 154,800    Integrated Systems, Inc. (a)                     2,186,550
                 300,000    Interphase Corp. (a) (b)                         1,875,000
                 293,000    Mountbatten, Inc. (a) (b)                        3,442,750
                 412,200    Planar Systems, Inc. (a)                         5,178,263
                  53,600    Sparton Corp. (a)                                  482,400
                 612,000    Texas Micro, Inc. (a)                            2,409,750
                 306,900    Vertex Communications Corp. (a) (b)              7,557,413
                                                                           -----------
                                                                            62,005,327   3.49%
                                                                           -----------
Title          1,222,050    First American Financial Corp. (b)              60,796,987
Insurance        975,700    Stewart Information Services Corp. (b)          29,149,037
                                                                           -----------
                                                                            89,946,024   5.06%
                                                                           -----------
                            TOTAL COMMON STOCKS AND
                            WARRANTS (Cost $647,073,968)                   979,926,126
                                                                           -----------






                                     [LOGO]


                               Third Avenue Trust
                             Third Avenue Value Fund
                            Portfolio of Investments (continued)
                               at January 31, 1998
                                   (Unaudited)

                                                                                          % of
                          Shares   Issues                                       Value  Net Assets
-------------------------------------------------------------------------------------------------
Preferred Stock - 0.63%

Bermuda Based            215,118   CGA Group,  Ltd.,  Series A (b) (c)   $  5,377,952
Financial
Institutions             171,429   CGA Group, Ltd., Series B (b)(c)         4,285,725
                                                                          -----------
                                                                            9,663,677   0.54%
                                                                          -----------
Depository                20,000   Golden State Bancorp Convertible,
Institutions                       Non-Cumulative, 8.75%, Series A          1,590,000   0.09%
                                                                          -----------
Insurance                  4,775   Ecclesiastical Insurance, 8.625%             9,915   0.00%
Companies                                                                 -----------
                                   TOTAL PREFERRED STOCK
                                   (Cost $10,173,472)                      11,263,592
                                                                          -----------

                         Shares or
                         Investment
                         Amount
-------------------------------------------------------------------------------------------------
Other Investments - 1.50%
Bermuda Based         $2,215,000   ESG Partners, LP (c)                     2,838,477   0.16%
Financial                                                                 -----------
Institutions

Closed-End               652,100   American Government
Bond Funds                           Income Fund, Inc.                      3,505,037   0.20%
                                                                          -----------
Financial            $15,000,000   American Capital Access
Insurance                          Holdings, LLC (c)                       15,000,000   0.84%
                                                                          -----------
Foreign Option       $50,000,000   Japanese Yen May 1998
Contracts                          Put Options (c) (e)                      1,321,250
                     $50,000,000   Japanese Yen November 1998
                                   Put Options (c) (f)                        798,750
                                                                            -----------
                                                                            2,120,000   0.12%
                                                                          -----------
Insurance Holding     $3,126,204   Head Insurance Investors LP (c)          3,126,204   0.18%
Companies                                                                 -----------

                                   TOTAL OTHER INVESTMENTS
                                   (Cost $24,798,532)                      26,589,718
                                                                          -----------


                                     [LOGO]


                               Third Avenue Trust
                             Third Avenue Value Fund
                            Portfolio of Investments (continued)
                               at January 31, 1998
                                   (Unaudited)





                 Principal                                                            % of
                 Amount ($) Issues                                           Value  Net Assets
-----------------------------------------------------------------------------------------------

U.S. Treasury Bills - 30.12%
               1,914,000    U.S. Treasury Bill 5.19%, 2/5/98(g)     $    1,912,896
              44,000,000    U.S. Treasury Bill 4.96%, 2/12/98           43,933,316
              10,000,000    U.S. Treasury Bill 5.03%, 2/19/98            9,974,875
              40,000,000    U.S. Treasury Bill 5.15%, 2/26/98           39,857,083
              66,000,000    U.S. Treasury Bill 5.16%, 3/5/98            65,697,280
              63,000,000    U.S. Treasury Bill 5.13%, 3/12/98           62,649,877
              14,000,000    U.S. Treasury Bill 5.00%, 3/19/98           13,910,556
              30,000,000    U.S. Treasury Bill 4.92%, 3/26/98           29,782,700
              52,915,000    U.S. Treasury Bill 5.64%, 4/2/98            52,494,855
              60,000,000    U.S. Treasury Bill 5.06%, 4/9/98            59,464,200
              20,000,000    U.S. Treasury Bill 5.11%, 4/16/98           19,801,800
              28,000,000    U.S. Treasury Bill 5.15%, 4/23/98           27,694,520
              15,000,000    U.S. Treasury Bill 4.99%, 5/7/98            14,806,050
              79,000,000    U.S. Treasury Bill 5.15%, 5/14/98           77,907,430
              16,000,000    U.S. Treasury Bill 5.09%, 5/28/98           15,746,080
                                                                    --------------
                            TOTAL U.S. TREASURY BILLS                  535,633,518     30.12%
                                                                    --------------
                            (Cost $535,424,785)

                            TOTAL INVESTMENT PORTFOLIO - 100.18%     1,781,744,890
                                                                    --------------
                            (Cost $1,449,409,929)

                            LIABILITIES NET OF CASH
                            AND OTHER ASSETS - (0.18%)                  (3,290,109)
                                                                    --------------

                            NET ASSETS - 100.00%                    $1,778,454,781
                                                                    ==============

                            (Applicable to 56,456,356
                               shares outstanding)

                            NET ASSET VALUE PER SHARE                       $31.50
                                                                            ======




Notes:
(a) Non-income producing securities.
(b) Affiliated issuers--as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c) Restricted/fair valued securities.
(d) Interest accrued at a current rate of prime + 2%.
(e) 50 million U.S. Dollar notional amount may be exercised on May 27, 1998 to sell 6.3 billion Japanese Yen at a strike price of 126.
(f) 50 million U.S. Dollar notional amount may be exercised on November 10, 1998 to sell 6.7 billion Japanese Yen at a strike price of 134.2.
(g) Security segregated for future Fund commitments.
* Issuer in default.
ADR:  American Depository Receipt.

                                     [LOGO]


                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At January 31, 1998, the end of our first fiscal quarter, the unaudited net asset value attributable to the 10,433,928 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $11.85, compared with the Fund's audited net asset value at October 31, 1997 of $12.37. As of February 23, 1998, the unaudited net asset value attributable to the 11,336,240 common shares outstanding was $12.40.


QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established new positions in the common stocks of 10 companies, and added to 19 of its 26 existing positions. At January 31, 1998, Small-Cap Value held positions in 36 companies, and was close to 80% invested, compared with 26 holdings and the 60% invested level at the end of last quarter. The Fund's top 10 positions accounted for approximately 40% of the Fund's net assets, or 50% of the invested portion of the Fund. None of our positions were reduced or sold during the quarter.

NUMBER OF SHARES                    NEW POSITIONS ACQUIRED
15,000                              Cabot Industrial Trust
                                    Common Stock ("Cabot Common")

195,500                             C.P. Clare Corp. Common
                                    Stock ("C.P. Clare Common")

31,000                              Deltic Timber Corp. Common
                                    Stock ("Deltic Common")

333,600                             HomeBase, Inc. Common Stock
                                    ("HomeBase Common")

100,000                             Koger Equity, Inc. Common Stock
                                    ("Koger Common")

137,700                             National Media Corp. Common
                                    Stock ("National Media Common")

275,000                             Protocol Systems, Inc. Common
                                    Stock ("Protocol Common")

                                     [LOGO]


NUMBER OF SHARES                    NEW POSITIONS ACQUIRED (CONTINUED)
101,500                             Rofin-Sinar Technologies Inc.
                                    Common Stock ("Rofin Common")

431,900                             Sawako Corp. Sponsored ADR's
                                    ("Sawako ADR's")

13,700                              SpeedFam International, Inc.
                                    Common Stock ("SpeedFam
                                    Common")

                                    INCREASES IN EXISTING POSITIONS
500                                 ACT Networks, Inc. Common Stock
                                    ("ACT Common")

163,100                             Alexander & Baldwin, Inc.
                                    Common Stock ("Alex Common")

54,700                              Alico, Inc. Common Stock
                                    ("Alico Common")

60,400                              Boston Communications Group, Inc.
                                    Common Stock ("Boston
                                    Communications Common")

25,000                              Centigram Communications Corp.
                                    Common Stock ("Centigram
                                    Common")

61,500                              Electroglas, Inc. Common Stock
                                    ("Electroglas Common")

55,750                              FSI International, Inc. Common
                                    Stock ("FSI Common")

140,800                             Glenayre Technologies, Inc.
                                    Common Stock ("Glenayre
                                    Common")

35,500                              Planar Systems, Inc. Common
                                    Stock ("Planar Common")

111,800                             Shiva Corp. Common Stock
                                    ("Shiva Common")

                                     [LOGO]


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)
79,000                              Silicon Valley Group, Inc. Common
                                    Stock ("SVG Common")

24,200                              Skyline Corp. Common Stock
                                    ("Skyline Common")

30,000                              Sparton Corp. Common Stock
                                    ("Sparton Common")

217,300                             SpecTran Corp. Common Stock
                                    ("SpecTran Common")

7,400                               Summa Four, Inc. Common Stock
                                    ("Summa Common")

183,000 The Nissan Fire & Marine Insurance Co., Ltd. Common Stock ("Nissan Common")

43,000                              Value City Department Stores, Inc.
                                    Common Stock ("Value City
                                    Common")

127,700                             ValueVision International, Inc. Class A
                                    ("ValueVision Common")

36,200                              Xircom, Inc.
                                    ("Xircom Common")

Small-Cap Value took advantage of the declining stock prices that seemed to characterize much of the last two months of 1997, focusing its efforts and resources on "averaging down" in existing positions, while also identifying several new opportunities.

Cabot Common, Deltic Common and Koger Common all represent investments in real estate securities whose prices, we believe, offer significant discounts to the companies' underlying asset values. Cabot, a well-financed real-estate investment trust, owns, through a partnership, approximately 144 light industrial properties. Deltic owns 341,000 acres of timberland in Arkansas and Louisiana; operates sawmills and a fiberboard plant and engages in real estate development in Arkansas. Koger, like Cabot, is a real estate investment trust, and owns and operates approximately 225 office buildings located throughout the southeastern and southwestern United States. All of these companies appear to be well financed.

Small-Cap Value added a second Japanese security to the portfolio with the purchase of Sawako ADR's. Sawako is a profitable and growing residential building contractor, headquartered in the city of Nagoya, Japan's third largest metropolitan area and located between Japan's two largest metropolitan areas, Tokyo and Osaka.

                                     [LOGO]

The company develops low-cost, moderate- to high-quality rental property and targets landowners in the property rental business. While the general Japanese construction market appears to be fairly depressed, Sawako operates with little direct competition and is very conservatively financed. At the time of purchase, the shares traded around book value with a modest price-earnings multiple. Interestingly, Sawako's president owns a large percentage of the company's stock.

National Media, a producer of infomercials, has agreed to merge with ValueVision, a company currently owned by Small-Cap Value. As of this date, the merger has not been completed. If the deal is completed, the two companies will form a marketing organization with $500 million in revenues, improved prospects for profitability and a strong balance sheet. A search is underway for a new CEO to guide the new company. Buying shares of National Media -- at the prices paid -- represented a modest arbitrage opportunity vis-a-vis purchasing more shares of ValueVision.

Small-Cap Value also purchased shares of HomeBase, which operates 85 home improvement warehouses in the western United States. HomeBase, despite a reasonably strong balance sheet, has struggled against better managed competitors like Home Depot, Lowe's and Eagle. By almost any comparison, for example, sales productivity, asset utilization or expense structure, HomeBase has plenty of room for improvement. The company has recently accelerated its store remodeling program and the growth prospects of the home improvement industry -- the titans notwithstanding -- seem reasonable. Shares were purchased at a significant discount to stated book value, equal to about 25% of revenues, and probably well below those values an acquirer might pay.

Protocol Systems manufactures and markets patient monitoring devices that include both portable patient monitors and a central monitoring station. At the time of purchase, the shares traded at a modest premium to book value and at less than 1x sales. It's likely that the company's profitability will be hamstrung over the coming quarters, however, as management adds to its direct sales capabilities. Nevertheless, the company appears to have more than adequate financial strength to execute its growth plans.


OUR CASE FOR INVESTMENT IN THE SEMICONDUCTOR EQUIPMENT INDUSTRY

With more than $150 million currently invested in the semiconductor equipment industry, Third Avenue Funds have a very significant stake in the fortunes of companies that supply tools to semiconductor manufacturers around the world. We continue to like the investment characteristics of the industry, and added meaningfully to our positions during the quarter just ended. From a shareholder standpoint, Third Avenue's investment in the industry serves as a good example of its investment discipline.

                                     [LOGO]

Our investment thesis rests on at least three important legs. Broadly speaking, these legs include (i) extraordinary balance sheet quality; (ii) healthy long-term industry growth; and (iii) growing industry consolidation. At a minimum, these characteristics make the case for investment in the semiconductor equipment industry quite compelling.


STRONG BALANCE SHEETS MEAN STAYING POWER

A critical piece of Third Avenue's investment philosophy revolves around buying companies with strong balance sheets, as measured by a presence of high quality assets and a lack of encumbrances, either on or off the balance sheet. The semiconductor equipment companies in which we have invested are no exception.

Encouraged by an extraordinarily strong business cycle during the 1993-95 time period, many semiconductor equipment companies were able to attract large amounts of equity capital on attractive bases (i.e., at relatively high stock prices). Largely as a result of these capital infusions, equipment suppliers today show cash-rich, low-debt balance sheets. These high quality financials endow the equipment suppliers with a number of important characteristics, including: (i) extraordinary staying power, critical because of the cyclical nature of the industry; (ii) tremendous financial flexibility, enabling a company to make acquisitions, repurchase stock or assist a customer with financing; and (iii) high levels of credibility with customers, who operate billion dollar factories and depend on worldwide, around-the-clock service and support.

Equipment supplier balance sheets, when compared with those of other industries, are probably even better than they appear. Since the equipment suppliers tend to operate in a very R&D-intensive environment -- as opposed to capital-intensive ones like airlines, retailing, and steel -- and as R&D gets expensed immediately for financial accounting purposes unlike capital investments, it is reasonable to conclude that the reported earnings and book values of the equipment suppliers are, in a sense, probably artificially depressed and are, therefore, more conservative than those found in many other more capital-intensive industries.


HEALTHY, ALBEIT CYCLICAL, GROWTH

Most of the industries and businesses in which Third Avenue invests have lousy short-term outlooks. It is, however, this type of temporary weakness that enables us to get our kind of pricing. Third Avenue cares little about owning "cosmetically correct" or popular stocks and believes that buying what's popular, when it's popular, is a sure-fire recipe for disaster. So it goes in
the  current  semiconductor   equipment  industry  down-

                                     [LOGO]

turn. The economic and political crises in Asia, combined with diverging currency valuations have introduced new disruptions for the equipment suppliers, and have contributed to temporarily worsening business conditions in many segments of the equipment industry.

These short-term challenges notwithstanding, it's apparent that over the next three to five years, overall industry growth should resume a favorable level of growth. In the coming years, the equipment suppliers will:

      o benefit from technological changes occurring on the customer side. Demand by customers for new tool sets derives virtually out of necessity, being driven not only by competition but by greater chip complexity, including smaller feature sizes; increasing densities; the introduction of new materials; and the transition to larger wafers; along with the need for improved manufacturing process data. One lesson history has taught the semiconductor manufacturers: those who do not invest today will not have a business tomorrow;

      o find new applications for their tools. Some of our companies, for example, are finding demand among manufacturers in other industries like data storage and flat panel displays;

      o   benefit from healthy end markets less reliant on the personal computer
          (PC) market. For example, demand for semiconductors is growing quickly in markets beyond the various PC markets, and the percentage content of semiconductors in every day life -- in everything from automobiles and cell phones to smart cards -- will continue to increase.

CONSOLIDATION MAY ACCELERATE

Industry consolidation, while by no means a prerequisite for an investment by Third Avenue, does tend to draw our attention. And an industry slowdown, like the one gripping the semiconductor equipment industry, would certainly appear to make for some timely consolidation opportunities. In fact, since late 1996, the equipment industry has experienced an unprecedented period of consolidation encompassing dozens of mergers and acquisitions. While a wide variety of reasons might explain the M&A activity, at least two related themes can help explain consolidation as it exists today.

Too many marginal suppliers. Today, literally hundreds of publicly- and privately-owned equipment and materials suppliers try to sell into a semiconductor industry populated by a limited number of very large companies. Many of the suppliers sell substitute process solutions and/or competing sets of tools. At the same time, it seems the Intel's, IBM's and Motorola's of the world are relying on fewer, stronger

                                     [LOGO]

suppliers, not more. Therefore, there are probably too many suppliers "on the margin" and many of these suppliers -- for reasons of size, technology or finances -- will cease to exist in the years ahead. In other words, the universe of competitors has begun to shrink, and with limited new entry to the industry, it is likely to continue to do so.

Critical mass required. As the absolute number of competitors shrinks, the remaining players will need to continue to expand the size and scope of their operations. Not only must suppliers have the capacity to produce enough product to fill customer orders on a timely basis, but in a world where a down production line means millions of dollars, they are expected to provide timely support for customer operations scattered around the globe. At the same time, on the order of six to twelve equipment suppliers have eclipsed or are rapidly approaching the billion dollar revenue mark, pulling away from most of the rest of the industry. In view of this environment, the remaining players trying to develop new products and customers may well favor "buying over building."

Consolidation has surfaced more and more even in Third Avenue's portfolio. Six of the companies owned by Third Avenue embarked on significant M&A activity during the past year alone. Applied Materials acquired Opal and Orbot. Electro Scientific Industries acquired AISI, Chipstar and Dynamotion. KLA Instruments merged with Tencor Instruments. Electroglas acquired Knights Technology and has announced plans to acquire Techne Systems. Photronics continued to purchase various captive mask making assets. And Veeco Instruments, which derives most of its business from the equally cyclical data storage industry, acquired Wyko Corporation and the Media and Magnetics division of Materials Research Corporation.

In summary, for as long as a downturn continues, I would expect consolidation to accelerate. Smaller companies, lacking the critical mass necessary to support customer demands on the one hand, and threatened by huge competitors on the other, will be forced out of business or into the arms of larger acquirers. Acquirers will add to or fill out their product portfolios and will leverage their worldwide existing sales and support organizations. Many clever companies will recognize the current industry downturn as an opportunity to buy assets cheaply.

Third Avenue shareholders could benefit as our companies find acquisitions and build their businesses, become takeover candidates, or dispose of under performing assets and direct the proceeds into higher and better uses.

                                     [LOGO]


WHAT'S WRONG?

At Third Avenue we probably spend more time worrying about what's wrong with our investments, than how much money we might make. Despite its many attractive investment characteristics the semiconductor equipment industry has a lot wrong with it. It appears to be just as horribly cyclical as it has ever been, with the current downturn likely to last anywhere from a couple of quarters to a couple of years. The temporary over capacity and financial distress that characterize Asia today underscore the cyclicality issue quite emphatically.

Competition with the domestic companies owned by the Fund, particularly from the Japanese, has probably intensified during the last year as the Japanese Yen has weakened against the dollar, making Japanese tools look more price competitive.

The transition to 300 millimeter wafers from 200 millimeters, alluded to above, holds much promise for a new round of capital spending. Yet, it's quite likely that in that transition, the equipment suppliers will bear more of the development cost than in past transitions where Intel and IBM largely bore the cost. The potential transfer of costs to the equipment suppliers from the manufacturers portends lower future profitability for the companies in our portfolio.

Even the productivity-enhancing qualities of the tools themselves have probably had the unintended affect of contributing to the current spate of over capacity and, ironically, weaker industry conditions.

I look forward to writing you again when we publish our semi-annual report dated April 30, 1998.

Sincerely,



/s/ Curtis R. Jensen
   ---------------------
   Curtis R. Jensen
   Co-manager, Third Avenue Small-Cap Value Fund

                                     [LOGO]


                               Third Avenue Trust
                        Third Avenue Small-Cap Value Fund
                            Portfolio of Investments
                               at January 31, 1998
                                   (Unaudited)


                                                                                                % of
                        Shares   Issues                                              Value   Net Assets
--------------------------------------------------------------------------------------------------------

Common Stocks -  77.31 %
Construction-Japan     431,900   Sawako Corp., Sponsored ADR                    $ 3,563,175    2.88%
                                                                                -----------
Financial Insurance    242,400   CapMAC Holdings Inc.                             7,453,800
                        40,300   Financial Security Assurance
                                 Holdings Ltd.                                    1,926,844
                                                                                -----------
                                                                                  9,380,644    7.58%
                                                                                -----------
Life Insurance          64,900   FBL Financial Group, Inc. Class A                2,551,381    2.06%
                                                                                -----------
Manufactured Housing   184,300   Skyline Corp.                                    5,114,325    4.14%
                                                                                -----------
Media                  137,700    National Media Corp. (a)                          421,706
                       642,700    ValueVision International, Inc. Class A (a)     2,410,125
                                                                                -----------
                                                                                  2,831,831    2.29%
                                                                                -----------
Medical Supplies       275,000    Protocol Systems, Inc. (a)                      2,371,875    1.92%
& Services                                                                      -----------

Non-Life             2,315,000    The Nissan Fire & Marine
Insurance-Japan                   Insurance Co., Ltd.                             8,599,089    6.95%
                                                                                -----------
Real Estate            187,500    Alexander & Baldwin, Inc.                       5,273,438
                       192,300    Alico, Inc.                                     4,230,600
                        15,000    Cabot Industrial Trust                            337,500
                        31,000    Deltic Timber Corp.                               887,375
                       100,000    Koger Equity, Inc.                              2,275,000
                       200,000    Tejon Ranch Co. (b)                             3,865,140
                                                                                -----------
                                                                                 16,869,053   13.64%
                                                                                -----------
Retail                 333,600    HomeBase, Inc. (a)                              2,251,800
                       250,000    Value City Department Stores, Inc. (a)          2,296,875
                                                                                -----------
                                                                                  4,548,675    3.68%
                                                                                -----------
Semiconductor           88,500    Electroglas, Inc. (a)                           1,283,250
Equipment              300,000    FSI International, Inc. (a)                     3,581,250
Manufacturers          105,000    Silicon Valley Group, Inc. (a)                  2,349,375
                        13,700    SpeedFam International, Inc. (a)                  326,231
                                                                                -----------
                                                                                  7,540,106    6.10%
                                                                                -----------

                                     [LOGO]


                               Third Avenue Trust
                        Third Avenue Small-Cap Value Fund
                            Portfolio of Investments (continued)
                               at January 31, 1998
                                   (Unaudited)




                                                                                                % of
                        Shares   Issues                                              Value   Net Assets
--------------------------------------------------------------------------------------------------------
Common Stocks (continued)

Technology             275,000    ACT Networks, Inc. (a)                        $ 2,578,125
                        50,000    Bel Fuse Inc. (a)                               1,096,875
                       110,400    Boston Communications Group, Inc. (a)             745,200
                       225,000    Centigram Communications Corp. (a)              2,700,000
                       195,500    C.P. Clare Corp. (a)                            2,688,125
                       257,300    Glenayre Technologies, Inc. (a)                 3,393,144
                       161,500    PictureTel Corp. (a)                            1,120,406
                       348,300    Planar Systems, Inc. (a)                        4,375,519
                       101,500    Rofin-Sinar Technologies Inc. (a)               1,281,437
                       244,800    Shiva Corp. (a)                                 2,310,300
                        38,400    Sparton Corp. (a)                                 345,600
                       306,100    SpecTran Corp. (a)                              2,735,769
                       197,300    Summa Four, Inc. (a)                            1,738,706
                       316,400    Xircom, Inc. (a)                                3,341,975
                                                                                -----------
                                                                                 30,451,181   24.62%
                                                                                -----------
Title Insurance         36,000    First American Financial Corp.                  1,791,000    1.45%
                                                                                -----------
                                  TOTAL COMMON STOCKS
                                  (Cost $96,345,106)                             95,612,335
                                                                                -----------

                 Principal
                 Amount ($)
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Bills - 20.99%

                   26,000,000    U.S. Treasury Bill 4.84%, 2/12/98              25,961,549
                                                                              ------------
                                 TOTAL U.S. TREASURY BILLS                      25,961,549    20.99%
                                                                              ------------
                                 (Cost $25,961,549)
                                 TOTAL INVESTMENT PORTFOLIO - 98.30%           121,573,884
                                                                              ------------
                                 (Cost $122,306,655)
                                 CASH AND OTHER ASSETS
                                 LESS LIABILITIES - 1.70%                        2,102,000
                                                                              ------------
                                 NET ASSETS - 100.00%                         $123,675,884
                                                                              ============
                                 (Applicable to 10,433,928
                                    shares outstanding)

                                 NET ASSET VALUE PER SHARE                          $11.85
                                                                                    ======


Notes:
(a) Non-income producing securities.
(b) Restricted/fair valued securities.
ADR:  American Depository Receipt.

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                  Chairman, Chief Executive Officer, President

                                 David M. Barse
                Chief Operating Officer, Executive Vice President

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                 Ian M. Kirschner, General Counsel and Secretary


                                 TRANSFER AGENT
                               FPS Services, Inc.
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                   CUSTODIANS
             THIRD AVENUE VALUE FUND      THIRD AVENUE SMALL-CAP VALUE FUND
          North American Trust Company         Custodial Trust Company
                  225 Broadway                   101 Carnegie Center
            San Diego, CA 92101-4492          Princeton, NJ 08540-6231



                                     [LOGO]


                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023

                              Phone (212) 888-6685
                            Toll Free (800) 443-1021
                               Fax (212) 888-6757
                                www.mjwhitman.com